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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2002


                            KOS PHARMACEUTICALS, INC
             (Exact name of registrant as specified in its charter)

     FLORIDA                       000-22171                      65-0670898
     -------                       ---------                      ----------
 (State or other              (Commission File No.)             (IRS Employer
 jurisdiction of                                             Identification No.)
  incorporation)


                             1001 BRICKELL BAY DRIVE
                                  25/th/ FLOOR
                              MIAMI, FLORIDA 33131
                    (Address of principal executive offices)

                                  305-577-3464
              (Registrant's telephone number, including area code)
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Item 5. Other Events.

In a press release dated March 4, 2002, Kos Pharmaceuticals, Inc. (the "Company") announced that it has filed a lawsuit in New York against Barr Laboratories, Inc. ("Barr") for infringement of two of the Company's patents (see Exhibit 99.1).


Item 7. Exhibits

(c) The following exhibit is filed as part of this report:

      Exhibit 99.1       -       Press Release dated March 4, 2002.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KOS PHARMACEUTICALS, INC.

                                    By: /s/ Adrian Adams
                                        ----------------------------------------
                                    Name:  Adrian Adams
                                    Title: President and Chief Executive Officer


Dated: March 4, 2002
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                               INDEX TO EXHIBITS


Exhibit Number       Description
--------------       -----------

    99.1             Press Release dated March 4, 2002.